EXHIBIT 32.1

SECTION 1350 CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

    In connection with the Quarterly Report of Vector Group Ltd. (the “Company”) on Form 10-Q for the quarter ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Howard M. Lorber, as Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 9, 2023

/s/ Howard M. Lorber
Howard M. Lorber
President and Chief Executive Officer

In connection with the Quarterly Report of Vector Group Ltd. (the “Company”) on Form 10-Q for the quarter ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Bryant Kirkland III, as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 9, 2023

/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Senior Vice President, Treasurer and Chief Financial Officer